                                                                 EXHIBIT 10.38

                               ISP AND MICROSOFT
                   NETWORK CREDITS PROGRAM SERVICES AGREEMENT

      This Network Credits Program Services Agreement (the "Agreement") is entered into and effective as of October 1, 1999 (the "Effective Date") by and between Microsoft Corporation, a Washington corporation located at One Microsoft Way, Redmond, WA 98052 ("Microsoft") and ISP, as described immediately below.

      This Agreement is entered into with reference to the following ISP details, as well as the definitions set forth in Section 1 and elsewhere in this
Agreement:

--------------------------------------------------------------------------------
 ISP Corporate Information:          Corporate Name: Entertainment Boulevard.,
                                     Inc.
                                     Place of Incorporation: Nevada
                                     Address for Notices: 12910 Culver Blvd.
                                     Suite I, Los Angeles, CA 90066
--------------------------------------------------------------------------------
 ISP Contact:                        ISP Contact/Title: Adam Clampitt/VP
                                     Business Development
                                     Telephone Number: 310-578-5404
                                     Facsimile Number: 310-578-6304
                                     Email: adam@entertainmentblvd.com
--------------------------------------------------------------------------------
 ISP Name and ISP Service Name(s)    ISP Name: Entertainment Boulevard
 (as requested for press release):   ISP Service Name(s): Encoding
--------------------------------------------------------------------------------
 "ISP Web Site":                     www.entertainmentblvd.com and any
                                     successors, additional and/or new versions
                                     of such Web site(s) owned or controlled by
                                     ISP during the Term
--------------------------------------------------------------------------------
 "Term":                             Beginning on the Effective Date and
                                     continuing through October 1, 2000 unless
                                     earlier terminated in accordance with
                                     Section 9
--------------------------------------------------------------------------------

1.     DEFINITIONS

1.1 ABOVE THE FOLD means the placement of Content (including an icon and/or link) or other material on ISP Web Site pages such that the material is viewable on a computer screen at a 800 x 600 pixels resolution when the user first accesses such Web page and without having to scroll down to view more of the Web page.

1.2 ASF means the proposed industry standard format referred to as the "Advanced Streaming Format," which, as of the Effective Date, is in comment/revision processes within industry standards bodies, and also any successors or replacements for such format that may be designated by Microsoft.

1.3 CONFIDENTIAL INFORMATION means: (a) any source code of software disclosed by either party to the other party; (b) any trade secrets and/or other proprietary non-public information not generally known relating to either party's product plans, designs, costs, prices or names, finances, marketing plans, business opportunities, personnel, research, development or know-how; and (c) the terms and conditions of this Agreement. "Confidential Information" does not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the


MICROSOFT CONFIDENTIAL & PROPRIETARY                                PAGE 1 OF 15
       receiving party; (ii) is known and has been reduced to tangible form by the receiving party prior to the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party without the use of the other party's source code, trade secrets, information, or terms and conditions (all as referenced and further described in clauses (a), (b) and (c) of this Section 1.3); (iv) is lawfully obtained from a third party that has the right to make such disclosure; or (v) is made generally available by the disclosing party without restriction on disclosure.

1.4 CONTENT means data, text, audio, video, graphics, photographs, artwork and other technology and materials.

1.5 ISP SERVICES means the provision by ISP, at any time during the Term, of development, production, encoding, hosting, management, delivery, and/or other services involving "live," "on-demand" or archived Streaming Media, or applications related to the downloading and playing of multimedia Content, to third parties.

1.6 ISP SERVICES GUIDELINES means the guidelines and procedures on (i) how ISP will be engaged by Network Credits Program Participants to deliver ISP Services to such customers, and (ii) how ISP will apply Network Credits against such provision of services, all as more fully described in Exhibit A.

1.7 MICROSOFT SOFTWARE means Windows NT Server (including Microsoft Windows NT Server Windows Media Services), Windows Media Tools, Microsoft Site Server 4.0, and all Updates thereto that are commercially released during the Term.

1.8 NETWORK CREDITS means credits available to Network Credits Program Participants that may be applied against the cost of ISP Services pursuant to the ISP Services Guidelines. The total dollar value of Network Credits available under this Agreement shall equal the dollar amount paid to ISP by Microsoft during the Term, as set forth in
       Section 2.1. Exhibit A sets forth additional terms agreed to by the parties with respect to the valuation of such Network Credits.

1.9 NETWORK CREDITS PROGRAM means the program established by Microsoft whereby Network Credits Program Participants may use Network Credits to obtain third parties' services, such as ISP Services, to deliver Content to Network Credits Program Participant customers through the use of Windows Media Technologies.

1.10 NETWORK CREDITS PROGRAM PARTICIPANT means an Internet content provider or other entity (which may include Microsoft) designated by Microsoft in its sole discretion to participate in the Network Credits Program.

1.11 STREAMING MEDIA means multimedia Content that is transmitted and played or displayed via the Web incrementally, or in semi-real time, such that it can be heard, viewed or received by an end user with minimal download delays, if any.

1.12 UPDATES means, as to any Microsoft software, all subsequent public releases thereof during the Term, including public maintenance releases, error corrections, upgrades, enhancements, additions, improvements, extensions, modifications and successor versions.

1.13 WINDOWS MEDIA PLAYER means the North American English version of the upgrade to


                     MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 2
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                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT

       the Windows 95 and Windows 98 Microsoft Windows Media Player client technology that displays ASF, Windows Media Audio, other formats of Streaming Media, and other multimedia data-types, and all successors and Updates to such technology which are commercially released during the Term.

1.14 WINDOWS MEDIA TECHNOLOGIES means, collectively and interchangeably, Windows Media Player, Microsoft Windows NT Server Windows Media Services, and Windows Media Tools.

1.15 WINDOWS MEDIA TOOLS means a collection of Microsoft tools, including without limitation Windows Media Encoder, for creating and editing on demand and live Content in ASF and for converting other file formats to ASF.

All other initially capitalized terms shall have the meanings assigned to them in this Agreement.

2.     MICROSOFT OBLIGATIONS

2.1 FEE. In consideration of ISP's provision of ISP Services to Network Credits Program Participants under this Agreement, Microsoft will pay the sum of $100,000 to ISP during the Term. Microsoft will pay such amount in accordance with the following payment schedule:

       (a) A payment of One Hundred Thousand Dollars ($100,000) shall be made to ISP by Microsoft within thirty (30) days after the effective date.

       The total dollar value of Network Credits available under this Agreement at any given date shall equal the dollar amount paid to ISP by Microsoft pursuant to this Section 2.1 through such date, less any Network Credits already applied for ISP Services to Network Credits Program Participants in accordance with the terms of this Agreement.

2.2 LICENSE GRANT. Microsoft hereby grants to ISP a non-exclusive, non-transferable, royalty-free license for the Term, subject to the further terms of the end user license agreement accompanying the applicable software, to use the Microsoft Software in object code form only on computers owned or controlled by ISP solely for purposes of providing ISP Services that use Windows Media Technologies. Microsoft will deliver to ISP copies of the Microsoft Software for use hereunder as described in Section 2.5.

2.3 DEPLOYMENT SUPPORT. During the Term, and at no charge to ISP, Microsoft shall provide high-level technical support from Microsoft's developer relations group or product support group in order to assist ISP with its obligations under this Agreement. Such support shall include providing reasonable on-site deployment support services to ISP, provided that Microsoft shall be entitled to charge ISP at its then-current rates for any such on-site deployment support services which exceed a cumulative total of One-Half (.5) of a forty (40)-hour person-week (i.e., a total of Twenty (20) hours).

2.4 PROMOTION OF ISP'S SERVICES. During the Term, Microsoft will use commercially reasonable efforts to include and promote ISP as a provider of hosting and other services related to Streaming Media, including without limitation as part of Microsoft's applicable marketing efforts and materials, sales training, Web sites, and other promotions, consistent with Microsoft's promotion of other Network Credits Program service


                     MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 3

                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT

       providers which have entered into agreements with Microsoft on terms similar to those in this Agreement.

2.5 EARLY RELEASES. During the Term, Microsoft will provide to ISP, at no charge, successive final and early (beta, and where practical as determined by Microsoft in its sole discretion, pre-beta) releases of Microsoft Software in object code form. Any Microsoft Software provided hereunder may be used by ISP only in accordance with the license grants accompanying such Microsoft Software and the further limitations set forth in Section 2.2. ISP understands that pre-release software is not intended for full-scale commercial use.


3.     ISP OBLIGATIONS

3.1    ISP SERVICES. In consideration of the fees paid by Microsoft under
       Section 2.1, ISP shall provide to each Network Credits Program Participant the amount and type of ISP Services designed by Microsoft for such participant. Such application of the Network Credits shall continue until the earlier of the exhaustion of all Network Credits or twelve (12) months after the date on which this Agreement terminates or expires. In the event that Microsoft authorizes ISP to provide ISP Services that exceed in value (as calculated pursuant to the terms set forth in Exhibit A) the value of then-existing Network Credits that have been paid for and have not yet been applied under this Agreement, Microsoft agrees to pay ISP for such ISP Services in accordance with ISP's then-current pricing to third parties which are purchasing ISP Services in aggregate volumes comparable to those being purchased by Microsoft in connection with this Agreement.

3.2 USE AND PROMOTION OF WINDOWS MEDIA TECHNOLOGIES. Throughout the Term, ISP will develop and deploy Windows Media Technologies-compatible services and formats and promote the use of the same to all of its prospective customers for Streaming Media-related services and applications. ISP's use and promotion of Windows Media Technologies shall include:

       (a) CONTENT FORMAT. Within Sixty (60) days after the Effective Date (the "Trigger Date"), and continuing thereafter throughout the Term, all Streaming Media available on the ISP Web Site shall be made available in Windows Media Technologies-compatible ASF and/or Windows Media Audio formats, as appropriate; provided, however, that nothing herein shall be deemed to limit ISP's ability to make Streaming Media available in other Streaming Media formats.

       (b) DEPLOYMENT OF SERVICES. Throughout the Term, ISP will make available and promote to its customers all new or updated services related to Streaming Media on Windows Media Technologies platforms and in Windows Media Technologies-compatible formats, as applicable, concurrently with or sooner than the time that ISP makes such new applications and services available based on or in conjunction with other Streaming Media technologies or formats.

       (c) SPONSORSHIP. Beginning on the Effective Date and continuing thereafter throughout the Term, ISP shall include on ISP Web Site pages a prominent "Get Windows Media Player" link logo (the "Windows Media Sponsorship Notice") which links to a Microsoft-authorized Windows Media Player download site


                     MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 4

                                      NETWORK CREDITS PROGRAM SERVICES AGREEMENT

              Above the Fold on each ISP Web Site page that contains or provides access to Streaming Media or that materially focuses on any ISP Service that relates to Streaming Media. Such notice shall be included in at least as prominent a manner and position, on every page of the ISP Web Site, as any sponsorship or other notice concerning other streaming media technologies. In all cases, the Windows Media Sponsorship Notice shall be a minimum of 65 by 57 pixels, and shall conform to trademark usage standards provided by Microsoft to ISP from time to time. Microsoft shall be entitled to substitute a different hypertext link and/or link logo as the Windows Media Sponsorship Notice, subject to the same pixel size restrictions as are set forth in this Section 3.2(c), in place of the "Get Windows Media Player" link logo for purposes of this Agreement, including without limitation ISP's responsibilities under this Section 3.2(c), upon Microsoft's reasonable advance written notice to ISP.

       (d) USES OF THE GET WINDOWS MEDIA PLAYER LOGO. All use by ISP of the "Get Windows Media Player" link logo (or any successor logo) in connection with this Agreement is subject to compliance with Microsoft's guidelines relating to the use of such logo. The current version of such guidelines as of the Effective Date is set forth in Exhibit B hereto.

3.3 PUBLICITY. ISP will work with Microsoft to finalize a mutually agreeable press release to be released upon both parties' execution of this Agreement, provided that the text of such press release must have been approved in writing by each party before its release. In such press release, ISP shall endorse Windows Media Technologies, ASF and Windows Media Audio as a leading platform and set of formats used by ISP in its services. Further, during the Term, ISP shall work with Microsoft to develop and release joint press announcements as may be agreed by the parties, and ISP shall not itself issue nor approve press releases from third parties that are inconsistent with the spirit of this Section 3.3. During the Term, ISP will also provide Microsoft with reasonably detailed information on ISP's use of Microsoft technology in its business for inclusion in a case study which ISP shall be entitled to review and approve, with such approval not be unreasonably withheld or delayed.

3.4 REPORTING. By the tenth (10th) day of each calendar month during the Term (other than the month in which the Effective Date falls), ISP shall provide a report to Microsoft setting forth the following information concerning the previous calendar month, to the extent ISP's provision of such information to Microsoft does not conflict with any obligation of ISP to a customer.
       (a) The total number of minutes of video and audio material encoded per month and the total number of minutes of video and audio material encoded to date.
       (b) The number of units encoded i.e. 20 Music Videos, 30 CD's, 120 individual songs, etc. and specific accounting of the various data rates for each unit.
       (c) The total amount of the materials encoded in Windows Media in comparison to other formats encoded by ISP.

       ISP shall provide all reports hereunder to Microsoft via Microsoft's Web reporting system located at http://webevents.microsoft.com/report.asp, or any successor thereto. All information provided pursuant to this Section will be deemed to be Confidential Information of Microsoft.


                     MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 5
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                                      NETWORK CREDITS PROGRAM SERVICES AGREEMENT

4.     NON-EXCLUSIVE

Nothing in this Agreement shall be deemed to restrict either party's ability to license, develop, sub-license, manufacture, deploy, support, promote, or distribute software, Content, Streaming Media or any other format or technology, whether or not similar to Windows Media Technologies.


5.     CONFIDENTIALITY

5.1 Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information and in no event using less than a reasonable degree of care. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights are granted hereby in any Confidential Information. The other provisions of this Agreement notwithstanding, either party will be permitted to disclose the Confidential Information to its outside legal and financial advisors. In addition, either party will be permitted to disclose Confidential Information to the extent required by applicable law, provided, however, that before making any such legally required disclosure, the disclosing party shall first give written notice of the intended disclosure to the other party, within a reasonable time from the time disclosure is requested prior to the time when disclosure is to be made, and the disclosing party will exercise all reasonable efforts, in cooperation with and at the expense of the other party, consistent with reasonable time constraints, to obtain confidential treatment for all non-public and sensitive provisions of this Agreement, including without limitation dollar amounts and other numerical information.

5.2 The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had rightful and good faith access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents.


6.     WARRANTIES AND DISCLAIMERS

6.1 WARRANTIES. Each party warrants and covenants that it has the full power and authority to enter into and perform according to the terms of this Agreement.

6.2 DISCLAIMERS. ANY AND ALL SOFTWARE, TECHNOLOGY, SERVICES, CONTENT, OR INFORMATION PROVIDED BY ONE PARTY TO THE OTHER HEREUNDER


                     MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 6

                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT


IS PROVIDED "AS IS," WITHOUT WARRANTY OF ANY KIND. EACH PARTY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT, WITH RESPECT TO ANY SOFTWARE, TECHNOLOGY, SERVICES, CONTENT, OR INFORMATION PROVIDED HEREUNDER.


7.    INDEMNITY

7.1 INDEMNIFICATION OF MICROSOFT. ISP shall, at its expense and Microsoft's request, defend any claim or action brought by a third party against Microsoft, or Microsoft's affiliates, directors, or officers, to the extent it is based upon a claim involving the ISP Services and/or the ISP Web Site, including without limitation any claim that any ISP Services or any Content included in or uploaded to the ISP Web Site infringes or violates any copyright, patent, trademark, trade secret, right of publicity, or other intellectual property, proprietary or contractual right of a third party (all such claims or actions being referred to hereinafter as "ISP Claims" provided, however, that in no event shall a claim based on Content, logos or other materials provided by Microsoft to ISP be deemed to be a "ISP Claim"), and ISP will indemnify and hold Microsoft harmless from and against any costs, damages and fees reasonably incurred by Microsoft, including but not limited to fees of outside attorneys and other professionals, that are attributable to such ISP Claims. Microsoft shall: (a) provide ISP reasonably prompt notice in writing of any such ISP Claims and permit ISP, through counsel chosen by ISP, to answer and defend such ISP Claims; and (b) provide the entity defending such claim information, assistance and authority, at such entity's expense, to help defend such ISP Claims. ISP will not be responsible for any settlement made by Microsoft without ISP's written permission, which permission will not be unreasonably withheld or delayed. Reasonable withholding of permission may be based upon, among other factors, editorial and business concerns. ISP will consult with Microsoft on the choice of any counsel under this Section 7.1.

7.2 SETTLEMENT BY ISP. Unless ISP obtains for Microsoft a complete release of all ISP Claims thereunder, ISP may not settle any ISP Claim under
      Section 7.1 on Microsoft's behalf without first obtaining Microsoft's written permission, which permission will not be unreasonably withheld or delayed. Reasonable withholding of permission may be based upon, among other factors, the ability for Microsoft to ship any product. In the event ISP and Microsoft agree to settle a ISP Claim, ISP agrees not to disclose terms of the settlement without first obtaining Microsoft's written permission, which will not be unreasonably withheld or delayed.

7.3 INDEMNIFICATION OF ISP. Microsoft shall, at its expense and ISP's request, defend any claim or action brought by a third party against ISP, or ISP's affiliates, directors, or officers, to the extent it is based upon a claim concerning any Microsoft Web site in which Microsoft promotes ISP or the ISP Services pursuant to this Agreement (all such claims or actions being referred to hereinafter as "Microsoft Claims"; provided, however, that in no event shall a claim based on Content, logos or other materials provided by ISP to Microsoft be deemed to be a "Microsoft Claim"), and Microsoft will indemnify and hold ISP harmless from and against any costs, damages and fees reasonably incurred by ISP, including but not limited to fees of outside attorneys and other professionals, that are attributable to such Microsoft Claims. ISP shall: (a) provide Microsoft reasonably prompt notice in writing of any such Microsoft Claims and permit Microsoft, through


                   MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 7

                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT


      counsel chosen by Microsoft, to answer and defend such Microsoft Claims; and (b) provide the entity defending such claim information, assistance and authority, at such entity's expense, to help defend such Microsoft Claims. Microsoft will not be responsible for any settlement made by ISP without Microsoft's written permission, which permission will not be unreasonably withheld or delayed. Reasonable withholding of permission may be based upon, among other factors, editorial and business concerns. Microsoft will consult with ISP on the choice of any counsel under this Section 7.3.

7.4 SETTLEMENT BY ISP. Unless Microsoft obtains for ISP a complete release of all Microsoft Claims thereunder, Microsoft may not settle any Microsoft Claim under Section 7.3 on ISP's behalf without first obtaining ISP's written permission, which permission will not be unreasonably withheld or delayed. Reasonable withholding of permission may be based upon, among other factors, the ability for ISP to provide any service. In the event Microsoft and ISP agree to settle a Microsoft Claim, Microsoft agrees not to disclose terms of the settlement without first obtaining ISP's written permission, which will not be unreasonably withheld or delayed.


8.    LIMITATION OF LIABILITIES

      IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER IN CONNECTION WITH THIS AGREEMENT FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER. INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE MICROSOFT SOFTWARE OR EITHER PARTY'S CONFIDENTIAL INFORMATION, CONTENT, OR SERVICES, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

      THIS SECTION SHALL NOT APPLY TO SECTION 5 (REGARDING CONFIDENTIALITY), NOR TO THE INDEMNITY OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS AS PROVIDED IN SECTION 7.


9.    TERMINATION

9.1 TERMINATION BY EITHER PARTY. Either party may suspend performance and/or terminate this Agreement:

      (a) Immediately upon written notice at any time, if the other party is in breach of any warranty, term, condition or covenant of this Agreement, other than those contained in Section 5, and fails to cure that breach within thirty (30) days after written notice thereof; or

      (b) Immediately upon written notice at any time, if the other party is in material breach of Section 5.

9.2   EFFECT OF TERMINATION.

      (a) Neither party shall be liable to the other for damages of any sort resulting solely


                   MICROSOFT CONFIDENTIAL & PROPRIETARY               PAGE 8

                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT


            from terminating this Agreement in accordance with its terms.

      (b) Termination of this Agreement shall not affect any other agreement between the parties.

      (c) Should either ISP or Microsoft terminate this Agreement pursuant to Section 9.1(a) or (b), neither party shall have any further obligations to the other under Sections 2 or 3, with the exception that within twelve (12) months of any termination or expiration of this Agreement, Microsoft shall be entitled to apply towards the use of ISP Services any Network Credits that have been paid for but not yet been applied under this Agreement as of the date of termination or expiration. Without limiting the generality of the foregoing, Microsoft will have no obligation following any termination of this Agreement to make any additional payments (other than any payments due prior to the date of termination of this Agreement) or provide any further services or promotions to ISP under Section 2 of this Agreement.

9.3 SURVIVAL. In the event of termination or expiration of this Agreement for any reason, Section 1, and Section 4 through 10 (including this Section 9.3) shall survive termination and continue in effect in accordance with their terms.


10.   GENERAL PROVISIONS

10.1 NOTICES. All notices and requests in connection with this Agreement shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested. Any such notices to ISP should be sent to the address and ISP Contact set forth for ISP on the first page of this Agreement. Any such notices to Microsoft should be addressed as follows:

                 ---------------------------------------
                 ADDRESS:
                 ---------------------------------------
                 Microsoft Corporation
                 One Microsoft Way
                 Redmond, WA 98052-6399
                 Attention: Patty Jackson
                 ---------------------------------------
                 Phone: (425) 882-8080
                 ---------------------------------------
                 Fax:   (425) 936-7329
                 ---------------------------------------
                 COPY TO: LAW AND CORPORATE AFFAIRS
                 ---------------------------------------
                 Microsoft Corporation
                 One Microsoft Way
                 Redmond, WA 98052-6399

                 Attention: Law & Corporate Affairs
                 ---------------------------------------
                 Phone: (425) 882-8080
                 ---------------------------------------
                 Fax:   (425) 936-7409
                 ---------------------------------------

      or to such other address as a party may designate pursuant to this notice provision.

10.2 RESERVATION OF RIGHTS. Except as expressly agreed pursuant to this Agreement, ISP shall


                     MICROSOFT CONFIDENTIAL & PROPRIETARY              PAGE 9


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                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT


      have no rights in the Microsoft Software or any other Microsoft Software, technology or service provided to ISP hereunder, and nothing in this Agreement shall be construed, by implication, estoppel or otherwise, as granting ISP any rights to any Microsoft software, technology, service or other intellectual property rights other than the express rights described herein. Microsoft retains all right, title and interest in and to the Microsoft Software and any other Microsoft software, technologies and services.

10.3 INDEPENDENT PARTIES. Nothing in this Agreement shall be construed as creating an employer-employee relationship, an agency relationship, a partnership, or a joint venture between the parties.

10.4 GOVERNING LAW. This Agreement will be governed by the laws of the State of Washington, without reference to the conflict of law principles thereof. Any action or litigation concerning this Agreement will take place exclusively in the federal or state courts in King County, Washington, and the parties expressly consent to jurisdiction of and venue in such courts and waive all defenses of lack of personal jurisdiction and forum non conveniens with respect to such courts. ISP hereby agrees to service of process by mail or other method acceptable under the laws of the State of Washington.

10.5 ATTORNEYS' FEES. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorney's fees.

10.6 ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of the parties' successors and lawful assigns; provided, however, that this Agreement and any rights or obligations hereunder may not be assigned by ISP without Microsoft's prior written approval, which will not be unreasonably withheld or delayed. Any attempted assignment, sub-license, transfer, encumbrance or other disposal by ISP without such consent will be void and will constitute a material default and breach of this Agreement for which Microsoft may terminate this Agreement in accordance with Section 9.1(a).

10.7 FORCE MAJEURE. Neither party shall be liable to the other under this Agreement for any delay or failure to perform its obligations under this Agreement if such delay or failure arises from any cause(s) beyond such party's reasonable control, including by way of example labor disputes, strikes, acts of God, floods, fire, lightning, earthquakes, vandalism, war, acts of terrorism, riots, insurrections, embargoes, or laws, regulations or orders of any governmental entity.

10.8 CONSTRUCTION. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

10.9 ENTIRE AGREEMENT. This Agreement does not constitute an offer by Microsoft and it shall not be effective until signed by both parties. This Agreement, including all Exhibits attached hereto, which Exhibits are hereby incorporated by this reference, constitutes the


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                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT


      entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of ISP and Microsoft by their respective duly authorized representatives.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.

      ------------------------------------------------------------------------
       MICROSOFT CORPORATION               [ISP]
      ------------------------------------------------------------------------


       By:                                  By: /s/ Stephen Brown
      ------------------------------------------------------------------------


       Name (print):                        Name (print): Stephen Brown
      ------------------------------------------------------------------------


       Title:                               Title:        CEO
      ------------------------------------------------------------------------


       Date:                                Date:     10-1-99
      ------------------------------------------------------------------------


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


                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT



                                    EXHIBIT A

                           ISP SERVICES GUIDELINES


1.    APPROVAL OF PROGRAM PARTICIPANTS

      Microsoft shall have sole discretion regarding the designation of Network Credits Program Participants and allocation of Network Credits for use by such entities and/or Microsoft under this Agreement. Microsoft shall make reasonable efforts to accommodate customers that ISP recommends for the Network Credits Program, provided that in no event shall ISP provide any Microsoft Confidential Information to any customer or prospective customer except with Microsoft's express written approval. Microsoft shall notify ISP from time to time in writing of approved Network Credits Program Participants, the particular ISP Services to be used by each such entity pursuant to this Agreement, and the approved allocation of Network Credits among such Network Credits Program Participants and Microsoft (if applicable). Microsoft and ISP will cooperate in good faith following the Effective Date to develop and implement operational procedures to coordinate allocation of Network Credits in accordance with this Agreement.

2.    TERMS OF SERVICE

      Notwithstanding anything to the contrary in the foregoing paragraph, the relationship between ISP and any Network Credits Program Participant shall be separate from ISP's relationship with Microsoft, and ISP shall have the right to choose, in its sole discretion, not to do business with any Network Credits Program Participant. ISP shall enter into a separate agreement, in a timely manner, with each Network Credits Program Participant to which ISP intends to provide ISP Services pursuant to this Agreement, and ISP shall perform all such ISP Services in a manner as mutually agreed upon by ISP and each such Network Credits Program Participant. ISP shall be solely responsible for all services it provides to Network Credits Program Participants, including without limitation the ISP Services, and for enforcing the terms of any services or other agreements it enters into with Network Credits Program Participants.

      At Microsoft's sole discretion, ISP may perform ISP Services for Microsoft acting on behalf of a Network Credits Program Participant, in which event such provision of ISP Services shall be subject to the terms of this Agreement and any further services agreement that Microsoft and ISP may mutually agree upon.

3.    RATE SCHEDULE

      In applying Network Credits under this Agreement, ISP will calculate use of Network Credits on the basis of then-current rates for ISP Services which rates shall be at least as favorable as those charged by ISP from time to time to any other customer which is purchasing ISP Services in aggregate volumes that are comparable to those being purchased by Microsoft in connection with this Agreement. Without limiting the foregoing, ISP further agrees that in no event will it charge Microsoft, in connection with any ISP Services performed in connection with this Agreement, any rate that is higher than ISP's standard commercially available terms in effect from time to time during the Term.

      ISP will encode video material at Twelve Dollars and Fifty Cents ($12.50) per minute.


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                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT




                                 EXHIBIT C

                           ENCODING DELIVERABLES

ISP agrees to to the following:

Encode Two Thousand (2000) Music Videos of approximately four minutes each in Windows Media Technologies at four bit rates: 28, 56, 128, and 300 kbs.




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                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT



                                 EXHIBIT C

                       GET WINDOWS MEDIA-TM- PLAYER
                           LINK LOGO GUIDELINES


GET WINDOWS MEDIA-TM- PLAYER LOGO USAGE INSTRUCTIONS

To put the logo and link on your Web site, follow these easy steps:
      1.   Read our policy below on using the GET WINDOWS MEDIA PLAYER logo.
      2. Copy the GET WINDOWS MEDIA PLAYER logo.gif file image to your desktop.

                [graphic]    [graphic]

      3. Move the GET WINDOWS MEDIA PLAYER logo.gif file from your desktop to your Web server.
      4. Insert the following HTML code on your Web page. Be sure to point the < IMG SRC > to the location of the GET WINDOWS MEDIA PLAYER logo.gif file on your server:

           < BR >< CENTER >
           < A HREF="http://www.microsoft.com/windows/mediaplayer/download/
            default.asp" >
           < IMG SRC="type path to logo image here" WIDTH="65"
            HEIGHT="57" BORDER="0"
            ALT="Get Windows Media Player" VSPACE="7" >< /A >
           < /CENTER >< BR >
      5. You can modify this HTML code to fit your formatting as long as you follow the guidelines outlined below.

      GET WINDOWS MEDIA-TM- PLAYER LOGO USAGE GUIDELINES

1. Except as Microsoft may authorize elsewhere, non-Microsoft Web sites may display only the GET WINDOWS-Registered Trademark- MEDIA-TM-
      PLAYER logo provided above ("Logo"). By downloading the Logo to your Web site, you agree to be bound by these Policies.
2. You may only display the Logo on your Web site, and not in any other manner. It must always be an active link to the download page for the Windows Media Player at http://www.microsoft.com/windows/mediaplayer/download/default.asp.
3. The Logo GIF image includes the words "Get Windows Media Player" describing the significance of the Logo on your site (that the Logo is a link to the download page for the Microsoft Windows Media Player, not an endorsement of your site). You may not remove or alter any element of the Logo.
4. The Logo may be displayed only on Web pages that make accurate references to Microsoft or its products or services or as otherwise authorized by Microsoft. Your Web page title and other trademarks and logos must appear at least as prominently as the Logo. You may not display the Logo in any manner that implies sponsorship, endorsement, or license by Microsoft except as expressly authorized by Microsoft.
5. The Logo must appear by itself, with a minimum spacing (30 pixels) between each side of the Logo and other distinctive graphic or textual elements on your page. The Logo may not be


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


                                    NETWORK CREDITS PROGRAM SERVICES AGREEMENT


      displayed as a feature or design element of any other logo.
6. You may not alter the Logo in any manner, including size, proportions, colors, elements, or animate, morph, or otherwise distort its perspective or appearance, except in the event expressly authorized by Microsoft.
7. You may not display the Logo on any site that infringes any Microsoft intellectual property or other rights, or violates any state, federal, or international law.
8. These Policies do not grant a license or any other right to Microsoft's logos or trademarks. Microsoft reserves the right at its sole discretion to terminate or modify permission to display the Logo at any time. Microsoft reserves the right to take action against any use that does not conform to these Policies, infringes any Microsoft intellectual property or other right, or violates other applicable law.
9.    MICROSOFT DISCLAIMS ANY WARRANTIES THAT MAY BE EXPRESS OR IMPLIED BY
      LAW REGARDING THE LOGO, INCLUDING WARRANTIES AGAINST INFRINGEMENT.

-C- 1999 Microsoft Corporation. All rights reserved. Terms of Use.






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